                                                                  EXHIBIT 8(E)
                             SUBCUSTODIAN AGREEMENT
                             ----------------------


         Agreement made as of this 21st day of March, 1984, among SECURITY PACIFIC NATIONAL BANK, a corporation organized and existing under the laws of the United States, having Its principal office and place of business at 333 South Hope Street, Los Angeles, California (hereinafter called the "Subcustodian"), THE BANK OF NEW YORK, a New York corporation authorized to do a banking business, having its principal office and place of business at 48 Wall Street, New York, New York 10015 (hereinafter called the "Custodian"), and PACIFIC HORIZON FUNDS, INC., a corporation organized and existing under the laws of the State of Maryland, having its principal office and place of business at 3550 Wilshire Blvd. (Suite 932), Los Angeles, California 90010 (hereinafter called the "Fund").


                              W I T N E S S E T H:


that for and in consideration of the mutual promises hereinafter set forth the Fund, the Custodian and the Subcustodian agree as follows:


                                    ARTICLE I

                                   DEFINITIONS


         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         1. "Authorized Person" shall be deemed to include the Treasurer, the Controller or any other person, whether or not any such person is an Officer or employee of the Fund, duly authorized by the Board of Directors of the Fund to give Oral Instructions and Written Instructions on behalf of the Fund and listed in the Certificate annexed hereto as Appendix A or such other Certificate as may be received by the Subcustodian from time to time.

         2. "Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for United States and federal agency securities, its successor or successors and its nominee or nominees.

         3. "Call Option" shall mean an exchange traded option entitling the holder, upon timely exercise and payment of the exercise price, as specified therein, to purchase from the writer thereof the specified underlying Securities (excluding Financial Futures Contracts and Stock Index Futures Contracts).

         4. "Certificate" shall mean any notice, instruction, or other instrument in writing, authorized or required by this Agreement to be given to the Subcustodian which is actually received by the Subcustodian and signed on behalf of the Fund by any two Officers of the Fund.

         5. "Covered Call Option" shall mean an exchange traded option entitling the holder, upon timely exercise and payment of the exercise price, as specified therein, to purchase from the writer thereof the specified underlying Securities (excluding Financial Futures Contracts and Stock Index Futures Contracts) which are owned by the writer thereof and subject to appropriate restrictions.

         6. "Clearing Member" shall mean a registered broker-dealer which is a clearing member under the rules of O.C.C. and a member of a national securities exchange qualified to act as a custodian for an Investment company, or any broker-dealer reasonably believed by the Subcustodian to be such a clearing member.

         7. "Depository" shall mean The Depository Trust Company ("DTC"), a clearing agency registered with the Securities and Exchange Commission, its successor or successors and its nominee or nominees, provided the Subcustodian has received a certified copy of a resolution of the Fund's Board of Directors specifically approving deposits in DTC. The term "Depository" shall further mean and include any other person authorized to act as a depository under the Investment Company Act of 1940, its successor or successors and its nominee or nominees, specifically identified in a certified copy of a resolution of the Fund's Board of Directors specifically approving deposits therein by the Subcustodian.

         8. "Financial Futures Contract" shall mean the firm commitment to buy or sell fixed income securities including U.S. Treasury Bills, U.S. Treasury Notes, U.S. Treasury Bonds, Government National Mortgage Association modified pass-through mortgage-backed securities and commercial paper, during a specified month at an agreed up price.

         9. "Futures Contract" shall mean a Financial Futures Contract and/or a Stock Index Futures Contract.

         10. "Margin Account" shall mean a segregated account in the name of a broker, dealer, or futures commission merchant or in the name of the Fund for the benefit of a broker, dealer, or futures commission merchant, as the case may be, separate and distinct from the custody account, in which certain Securities and/or money of the Fund shall be deposited and withdrawn from time to time in connection with the purchase or sale by the Fund of Futures Contracts. Securities held in the Book-Entry System or the Depository shall be deemed to have been deposited in, or withdrawn from, a Margin Account upon the Subcustodian's effecting an appropriate entry in its books and records.

         11. "Money Market Security" shall be deemed to include, without limitation, certain Reverse Repurchase Agreements, debt obligations issued or guaranteed as to interest and principal by the government of the United States or agencies or instrumentalities thereof, any tax, bond or revenue anticipation note issued by any state or municipal government or public authority, commercial paper, certificates of deposit and bankers' acceptances, repurchase and reverse repurchase agreements with respect to the same and bank time deposits, where the purchase and sale of such securities normally requires settlement in federal funds on the same day as such purchase or sale.

         12. "O.C.C." shall mean the Options Clearing Corporation, a clearing agency registered under Section 17A of the Securities Exchange Act of 1931, its successor or successors and its nominee or nominees, provided the Subcustodian has received a certified copy of a resolution of the Fund's Board of Directors with respect to Clearing Member confirmations described in the last sentence of paragraph 1 of Article III hereof.

         13. "Officers" shall be deemed to include the President, any Vice President, the Secretary, the Treasurer, the Controller, any Assistant Secretary, any Assistant Treasurer or any other person or persons, whether or not any such other person is an officer of the Fund, duly authorized by the Board of Directors of the Fund to execute any Certificate, instruction, notice or other instrument on behalf of the Fund and listed in the Certificate annexed hereto as Appendix B or such other Certificate as may be received by the Subcustodian from time to time.

         14. "Option" shall mean a Call Option, Covered Call Option and/or a Put Option.

         15. "Put Option" shall mean an exchange traded option entitling the holder, upon timely exercise and tender of the specified underlying Securities (excluding Financial Futures Contracts and Stock Index Futures Contracts), to sell such securities to the writer thereof for the exercise price.

         16. "Oral Instructions" shall mean verbal instructions actually received by the Subcustodian from an Authorized Person or from a person reasonably believed by the Subcustodian to be an Authorized Person.

         17. "Reverse Repurchase Agreement" shall mean an agreement pursuant to which the Fund sells Securities and agrees to repurchase such Securities at a described or specified date and price.

         18. "Security" shall be deemed to include, without limitation, Money Market Securities, Call Options, Covered Call Options, Put Options,
Stock Index Futures Contracts, Financial Futures Contracts, Reverse Repurchase Agreements, common stocks and other securities having characteristics similar to common stocks, preferred stocks., debt obligations issued by state or municipal governments and by public authorities, (including, without limitation, general obligation bonds, revenue bonds and industrial bonds and industrial development bonds), bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase, sell or subscribe for the same, or evidencing or representing any other rights or interest therein, or any property or assets.

         19. "Senior Security Account" shall mean an account maintained and specifically allocated to a Series under the terms of this Agreement as a segregated account, by recordation or otherwise, within the Custody Account in which certain Securities and/or other assets of the Fund specifically allocated to such Series shall be deposited and withdrawn from time to time in accordance with Certificates received by the Subcustodian in connection with such transactions as the Fund may from time to time determine.

         20. "Series" shall mean the various portfolios of the Fund as described from time to time in the Fund's current and effective prospectus.

         21. "Shares" shall mean shares of capital stock of the Fund, each of which is allocated to a particular Series.

         22. "Stock Index Futures Contract" shall mean a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a particular stock index at the close of the last business day of the contract and the price at which the futures contract is originally struck.

         23. "Written Instructions" shall mean written communications actually received by the Subcustodian from an Authorized Person or from a person reasonably believed by the Subcustodian to be an Authorized Person by telex or any other such system whereby the receiver of such communications is able to verify by codes or otherwise with a reasonable degree of certainty the authenticity of the sender of such communication.

                                   ARTICLE II

                          APPOINTMENT OF SUBCUSTODIAN


         1. The Fund and the Custodian hereby constitute and appoint the Subcustodian as custodian of such Securities and money owned by the Fund as may from time to time be received by the Subcustodian in connection with sales of Shares, delivered to the Subcustodian by the Custodian, received by the Subcustodian in connection with the purchase or sale of Securities by the Fund, or received by the Subcustodian with respect to Securities of the Fund held hereunder by the Subcustodian.

         2. The Subcustodian hereby accepts appointment as such custodian and agrees to perform the duties thereof as hereinafter set forth.


                                   ARTICLE III

                         CUSTODY OF CASH AND SECURITIES

         1. Except as otherwise provided in paragraph 7 of this Article, the Fund will deliver or cause to be delivered to the Subcustodian all Securities and all moneys owned by it, other than moneys or Securities held by the Custodian any sub-custodian or co-custodian appointed in accordance with this Agreement, at any time during the period of this Agreement, and shall specify with respect to Securities and money delivered to the Subcustodian the Series to which the same are specifically allocated. The Subcustodian shall segregate, keep and maintain the assets of the Series separate and apart. The Subcustodian will not be responsible for any Securities and moneys not actually received by it. The Subcustodian will be entitled to reverse any credits made on the Fund's behalf where such credits have been previously made and moneys are not finally collected. The Fund shall deliver to the Subcustodian a certified resolution of the Board of Directors of the Fund approving, authorizing and instructing the Subcustodian on a continuous and on-going basis to deposit in the Book-Entry System all Securities eligible for deposit therein, regardless of the Series to which the same are specifically allocated, and to utilize the Book-Entry System to the extent possible in connection with its performance hereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of Securities collateral, regardless of the Series to which the same are specifically allocated. Prior to a deposit of Securities specifically allocated to a Series in the Depository the Fund shall deliver to the Subcustodian a certified resolution of the Board of Directors of the Fund approving, authorizing and instructing the Subcustodian on a continuous and on-going basis until instructed to the contrary by a Certificate actually received by the Subcustodian to deposit in the Depository all Securities specifically allocated to such Series and eligible for deposit therein and to utilize the Depository to the extent possible with respect to such Securities in connection with its performance hereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of Securities collateral. Securities and moneys specifically allocated to a Series deposited in either the Book-Entry System or the Depository will be represented in accounts which include only assets held by the Subcustodian for customers, including, but not limited to, accounts in which the Subcustodian acts in a fiduciary or representative capacity and shall be specifically allocated on the Subcustodian's books to the separate account for such Series. Prior to the Subcustodian's accepting, utilizing, and acting with respect to Clearing Member confirmations for Options and transactions in Options for a Series as provided in this Agreement, the Subcustodian shall have received from the Fund a certified resolution of the Board of Directors of the Fund approving, authorizing and instructing the Subcustodian on a continuous and on-going basis, until instructed to the contrary by a Certificate actually received by the Subcustodian, to accept, utilize and act in accordance with such confirmations as provided in this Agreement with respect to such Series.

         2. The Subcustodian shall establish and maintain separate accounts, in the name of each Series, and shall credit to the separate account for each Series all moneys received by it for the account of the Fund with respect to such Series. Money credited to a separate account for a Series shall be disbursed by the Subcustodian only:

                  (a) In payment for Securities purchased for such Series, as provided in Article IV hereof;

                  (b) In payment for Options purchased for such Series, as provided in Article V hereof;

                  (c) In connection with Futures Contracts for such Series, as provided in Article VI hereof;

                  (d) For deposit in a Margin Account with respect to such Series, as provided in Article VI hereof;

                  (e) In connection with terminations of Reverse Repurchase Agreements by such Series, as provided in Article VII hereof;

                  (f) In payment of dividends or distributions with respect to Shares of such Series, as provided In Article VIII hereof;

                  (g) In payment of original issue or other taxes with respect to Shares of such Series, as provided in Article IX hereof;

                  (h) In payment for Shares of such Series redeemed by it, as provided in Article IX hereof;

                  (i) Pursuant to Certificates setting forth the name and address of the person to whom the payment is to be made, the Series account from which payment is to be made, and the purpose for which payment is to be made; or

                  (j) In payment of the fees and in reimbursement of the expenses and liabilities of the Subcustodian attributable to such Series, as provided in Article XII hereof.

         3. Promptly after the close of business on each day the Subcustodian shall furnish the Fund and the Custodian with confirmations and a summary, on a per Series basis, of all transfers to or from the account of the Fund hereunder during said day. Where Securities are transferred to the account of the Fund hereunder for a Series, the Subcustodian shall also by book entry or otherwise identify as belonging to such Series a quantity of Securities in a fungible bulk of Securities registered in the name of the Subcustodian (or its nominee) or shown on the Subcustodian's account on the books of the Book-Entry System or the Depository or O.C.C. At least monthly and from time to time, the Subcustodian shall furnish the Fund with a detailed statement on a per Series basis of the Securities and moneys held by the Subcustodian for the Fund.

         4. Except as otherwise provided in paragraph 7 of this Article, all Securities held by the Subcustodian hereunder, which are issued or issuable only in bearer form, except such Securities as are held in the Book-Entry System, shall be held by the Subcustodian in that form; all other Securities held hereunder may be registered in the name of the Fund, in the name of any duly appointed registered nominee of the Subcustodian as the Subcustodian may from time to time determine, or in the name of the Book-Entry System or the Depository or their successor or successors, or their nominee or nominees. The Fund agrees to furnish to the Subcustodian appropriate instruments to enable the Subcustodian to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of the Book-Entry System or the Depository any Securities which it may hold hereunder and which may from time to time be registered in the name of the Fund. The Subcustodian shall hold all such Securities which are specifically allocated to a Series not held in the Book-Entry System or in the Depository in a separate account in the name of such Series physically segregated at all times from those of any other person or persons.

         5. Unless otherwise instructed to the contrary by a Certificate, the Subcustodian by itself, or through the use of the Book-Entry System or the Depository with respect to Securities held hereunder and therein deposited, shall with respect to all Securities held by the Subcustodian hereunder:

                  (a)      Collect all income due or payable;

                  (b) Present for payment and collect the amount payable upon all Securities which may mature or be called redeemed, or retired, or otherwise become payable;

                  (c) Surrender Securities in temporary form for definitive Securities;

                  (d) Execute, as Subcustodian, any necessary declarations or certificates of ownership under the Federal Income Tax Laws or the laws or regulations of any other taxing authority now or hereafter in effect; and

                  (e) Hold directly, or through the Book-Entry System or the Depository with respect to Securities therein deposited, for the account of a Series all rights and similar securities issued with respect to any Securities held by the Subcustodian for such Series hereunder.

         6. Upon receipt of a Certificate and not otherwise, the Subcustodian, directly or through the use of the Book-Entry System or the Depository shall:

                  (a) Execute and deliver to such persons as may be designated in such Certificate proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as owner of any Securities held by the Subcustodian hereunder for the Series specified in such Certificate may be exercised;

                  (b) Deliver any Securities held by the Subcustodian hereunder for the Series specified in such Certificate in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege and receive and hold hereunder specifically allocated to such Series any cash or other Securities received in exchange;

                  (c) Deliver any Securities held by the Subcustodian hereunder for the Series specified in such Certificate to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation, recapitalization or sale of assets of any corporation, and receive and hold hereunder specifically allocated to such Series such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery; and

                  (d) Make such transfers or exchanges of the assets of the Series specified in such Certificate and take such other steps as shall be stated in such Certificate to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund.

         7. Notwithstanding any provision elsewhere contained herein, the Subcustodian shall not be required to obtain possession of any Futures Contract or of any Option prior to its receipt of a Certificate stating with respect to the type of Security specified therein that certificates for such Securities are available. The Fund shall promptly deliver to the Subcustodian such a Certificate with respect to each type of Futures Contract or Option for which certificates are available no later than the date, if any, on which Certificates become available. Prior to its receipt of such a Certificate, the Subcustodian shall in connection with purchases and sales of Future Contracts, make payment of amounts specified in Certificates received by the Custodian in connection with such purchases and sales upon its receiving from a broker, dealer, or futures commission merchant a statement or confirmation reasonably believed by the Subcustodian to be in the form customarily used by brokers, dealers, or future commission merchants with respect to such Futures Contracts confirming that such Futures Contract is held by such broker, dealer or futures commission merchant, in book-entry form or otherwise, in the name of the Subcustodian (or any nominee of the Subcustodian) as custodian for the Fund. Prior to its receipt of such a Certificate the Subcustodian shall accept, utilize, and act with respect to Clearing Member confirmations, reasonably believed by the Subcustodian to be in the form customarily used by Clearing Members, for Options and transactions in Options for a Series as provided in this Agreement, provided the Subcustodian has, received a certified resolution of the Board of Directors of the Fund with respect to Clearing Member confirmations described in paragraph 1 of this Article which specifies such Series, and such resolution has not been withdrawn by a Certificate. After the delivery to the Subcustodian of a Certificate stating certificates are available for a specified type of Futures Contract or Option, the provisions of this Agreement instructing the Subcustodian to act upon receipt of a broker, dealer, or futures commission merchant statement or confirmation shall cease to be of any further force and effect with respect to transactions in the kind of Futures Contract or Options specified in any such Certificate, except to the extent, if any, that such Certificate otherwise provides.


                                   ARTICLE IV

                  PURCHASE AND SALE OF INVESTMENTS OF THE FUND

         1. Promptly after each purchase of Securities by the Fund to be held by the Subcustodian hereunder, other than a purchase of an Option or Futures Contract, the Fund shall deliver to the Subcustodian and to the Custodian (I) with respect to each purchase of Securities which are not Money Market Securities, a Certificate, and (II) with respect to each purchase of Money Market Securities, a Certificate, Oral Instructions or Written Instructions, specifying with respect to each such purchase: (a) the Series to which the purchased securities are to be specifically allocated, (b) the name of the issuer and the title of the Securities, (c) the number of shares or the principal amount purchased and accrued interest, if any, (d) the date of purchase and settlement, (e) the purchase price per unit, (f) the total amount payable upon such purchase, and (g) the name of the person from whom or the broker through whom the purchase was made. The Subcustodian shall upon receipt of Securities purchased by or for the Fund pay out of the moneys held for the account of the Series to which such Securities are to be specifically allocated the total amount payable to the person from whom or the broker through whom the purchase was made, provided that the same conforms to the total amount payable as set forth in such Certificate, Oral Instructions or Written Instructions.

         2. Promptly after each sale by the Fund of Securities held by the Subcustodian hereunder other than a sale of any Option, Futures Contract, or any Reverse Repurchase Agreement, the Fund shall deliver to the Subcustodian and to the Custodian (i) with respect to each sale of Securities which are not Money Market Securities, a Certificate, and (ii) with respect to each sale of Money Market Securities, a Certificate, Oral Instructions or Written Instructions, specifying with respect to each such sale: (a) the Series to which such Securities were specifically allocated, (b) the name of the issuer and the title of the Security, (c) the number of shares or principal amount sold, and accrued interest, if any, (d) the date of sale, (e) the sale price per unit, (f) the total amount payable to the Fund upon such sale, and (g) the name of the broker through whom or the person to whom the sale was made. The Subcustodian shall deliver the Securities upon receipt of the total amount payable to the Fund upon such sale, provided that the same conforms to the total amount payable as set forth in such Certificate, Oral Instructions or Written Instructions.

                                    ARTICLE V

                                     OPTIONS

         1. Promptly after the purchase of any Option by the Fund, the Fund shall deliver to the Subcustodian and to the Custodian a Certificate specifying with respect to each Option purchased: (a) the Series to which the purchased Option is to be specifically allocated; (b) the type of Option (put or call) (c) the name of the issuer and the title and number of shares subject to such Option; (d) the expiration date; (e) the exercise price; (f) the date of purchase and settlement; (g) the premium to be paid by the Fund; and (h) the name of the broker through whom such Option was purchased. The Subcustodian shall pay, upon receipt of a Clearing Member's confirmation confirming the purchase of the Option held by such Clearing Member for the account of the Subcustodian (or any duly appointed and registered nominee of the Subcustodian) as Subcustodian for the Fund, out of moneys held for the account of the Series to which such Option is to be specifically allocated the premium payable to the Clearing Member through whom the purchase was made, provided that the same conforms to the total premium payable as set forth in such Certificate.

         2. Promptly after the sale of any Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver to the Subcustodian and to the Custodian a Certificate specifying with respect to each such sale: (a) the Series to which such Option was specifically allocated; (b) the type of Option (put or call); (c) the name of the issuer and the title and number of shares subject to such Option; (d) the date of sale; (e) the sale price; (f) the date of settlement; (g) the total amount payable to the Fund upon such sale; and (h) the name of the Clearing Member through whom the sale was made. The Subcustodian shall consent to the delivery of the Option sold by the Clearing Member which previously supplied the confirmation described in preceding paragraph 1 of this Article with respect to such Option against payment to the Subcustodian of the total amount payable to the Fund, provided that the same conforms to the total amount payable as set forth in such Certificate.

         3. Promptly after the exercise by the Fund of any Call Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver to the Subcustodian and to the Custodian a Certificate specifying with respect to such Call Option: (a) the Series to which such Call Option was specifically allocated; (b) the name of the issuer and the title and number of shares subject to the Call Option; (c) the expiration date; (d) the date of exercise and settlement; (e) the exercise price per share; (f) the total amount to be paid the Fund upon such exercise; and (g) the name of the Clearing Member through whom such Call Option was exercised. The Subcustodian shall, upon receipt of the Securities underlying the Call Option which was exercised, (i) pay out of the moneys held for the account of the Series to which such Call Option was specifically allocated the total amount payable to the Clearing Member through whom the Call Option was exercised, provided that the same conforms to the total amount payable as set forth in such Certificate, and (ii) delete the exercised Call Option from the statements delivered to the Fund pursuant to paragraph 3 of Article III herein.

         4. Promptly after the exercise by the Fund of any Put Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver to the Subcustodian and to the Custodian a Certificate specifying with respect to such Put Options: (a) the Series to which such Put Option was specifically allocated;
(b) the name of the issuer and the title and number of shares subject to the Put Option; (c) the expiration date; (d) the date of exercise and settlement; (e) the exercise price per share; (f) the total amount to be paid to the Fund upon such exercise; and (g) the name of the Clearing Member through whom such Put Option was exercised. The Subcustodian shall, upon receipt of the amount payable upon the exercise of the Put Option (i) deliver or cause the Depository to deliver, out of the account of the Series to which such Put Option was allocated, the Securities which were subject to such Put Option, provided the same conforms to the amount payable to the Fund as set forth in such Certificate, and (ii) delete the exercised Put Option from the statements delivered to the Fund pursuant to paragraph 3 of Article III herein.

         5. Whenever the Fund writes a Covered Call Option with respect to Securities held by the Subcustodian hereunder, the Fund shall promptly deliver to the Subcustodian and to the Custodian a Certificate specifying with respect to such Covered Call Option: (a) the Series for which such Covered Call Option is written; (b) the name of the issuer and the title and number of shares for which the Covered Call Option was written and which underlie the same; (c) the expiration date; (d) the exercise price; (e) the premium to be received by the Fund; (f) the date such Covered Call Option was written; and (g) the name of the Clearing Member through whom the premium is to be received. The Subcustodian shall deliver or cause to be delivered, in exchange for receipt of the premium specified in the Certificate with respect to such Covered Call Option, such receipts as are required in accordance with the customs prevailing among brokers in Covered Call Options, and shall impose, or direct the Depository to impose, upon the underlying Securities specified in the Certificate such restrictions as may be required by such receipts. Notwithstanding the foregoing, the Subcustodian has the right, upon prior written notification to the Fund, at any time to refuse to issue any receipts for Securities, in the possession of the Subcustodian and not deposited with the Depository, underlying a Covered Call Option.

         6. Whenever a Covered Call Option written by the Fund and described in the preceding paragraph of this Article is exercised, the Fund shall promptly deliver to the Subcustodian and to the Custodian a Certificate Instructing the Subcustodian to deliver, or to direct the Depository to deliver, the Securities subject to such Covered Call Option and specifying: (a) the Series for which such Covered Call Option was written; (b) the name of the issuer and the title and number of shares subject to the Covered Call Option; (c) the Clearing Member to whom the underlying Securities are to be delivered; and (d) the total amount payable to the Fund upon such delivery. Upon the return and/or cancellation of any receipts delivered pursuant to paragraph 3 of this Article, the Subcustodian shall deliver, or cause the Depository to deliver, the underlying Securities as specified in the Certificate for the amount to be received as set forth in such Certificate.

         7. Whenever the Fund purchases any Option identical to a previously written Covered Call Option described in paragraph 5 of this Article in a transaction expressly designated as a "Closing Purchase Transaction" in order to liquidate its position as a writer of a Option, the Fund shall promptly deliver to the Subcustodian and to the Custodian a Certificate specifying with respect to the Option being purchased: (a) the Series for which such purchase is being made; (b) that the transaction is a Closing Purchase Transaction; (c) the name of the issuer and the title and number of shares subject to the Covered Call Option; (d) the exercise price; (e) the premium to be paid by the Fund; (f) the expiration date; (g) the date of such purchase; and (h) the name of the Clearing Member to whom the premium is to be paid. Upon the Subcustodian's payment of the premium and the return and/or cancellation of any receipt issued pursuant to paragraph 5 of this Article with respect to the Covered Call Option being liquidated through the Closing Purchase Transaction, the Subcustodian shall (A) remove, or direct the Depository to remove, the previously imposed restrictions on the Securities underlying the Covered Call Option, and (B) and delete such Option from statements delivered to the Fund by the Subcustodian pursuant to paragraph 3 of Article III herein.

         8. Upon the expiration of any Option purchased by the Fund pursuant to paragraph 1 of this Article or any Covered Call Option written by the Fund and described in paragraph 5 of this Article, the Subcustodian shall (a) delete such Option from the statements delivered to the Fund and to the Custodian pursuant to paragraph 3 of Article III herein and, if such expired Option was a Covered Call Option written by the Fund, (b) free, or instruct the Depository to free, the Securities underlying such Covered

Call Option from the restrictions imposed by receipts issued in connection therewith.


                                   ARTICLE VI

                                FUTURES CONTRACTS

         1. Whenever the Fund shall enter into a Futures Contract to be held by the Subcustodian hereunder, the Fund shall deliver to the Subcustodian and to the Custodian a Certificate specifying with respect to such Futures Contract, (or with respect to any number of identical Futures Contract(s)): (a) the Series for which the contract is being entered; (b) the category of Futures Contract (the name of the underlying stock index or financial instrument); (c) the number of identical Futures Contracts entered into; (d) the delivery or settlement date of the Futures Contract(s); (e) the date the Futures Contract(s) was (were) entered into; (f) whether the Fund is buying (going long) or selling (going short) on such Futures Contract(s); (g) the amount of cash and/or the amount and kind of Securities, if any, to be deposited by the Subcustodian in a Margin Account with respect to such Futures Contract and the name in which Margin Account has been, or is to be, established; (h) the amount of cash and/or the amount and kind of securities, if any, to be deposited in the Senior Security Account for such Series; (i) the name of the broker, dealer, or futures commission merchant through whom the Futures Contract was entered into; and (j) the amount of fee or commission, if any, to be paid to the broker, dealer, or futures commission merchant. The Subcustodian shall upon receipt of such broker's, dealer's, or futures commission merchant statement confirming the purchase (creation of a long position) or sale (creation of a short position) of a Futures Contract(s) which is (are) held by such broker, dealer, or futures commission merchant in the name of the Custodian (or of a duly appointed and registered nominee of the Subcustodian) as custodian for the Fund, make payment of the fee or commission, if any, specified in the Certificate and deposit in such Margin Account and/or in the Senior Security Account for such Series the amount of cash and/or the amount and kind of securities specified in said Certificate.

         2. The Fund shall, from time to time, make such additional deposits to, or withdrawals from, a Margin Account and/or the Senior Security Account as specified in a Certificate received by the Subcustodian. Such Certificate shall specify the Series for which such deposit or withdrawal is to be made, and the amount of cash and/or the amount and kind of Securities specifically allocated to such Series to be deposited in, or withdrawn from, a specified Margin Account for such Series or in the Senior Security Account for such Series. In the event that the Fund fails to specify in a Certificate the Series, the name of the issuer, the title and the number of shares or the principal amount of any particular Securities to be deposited by the Subcustodian in a Margin Account or in a Senior Securities Account, the Subcustodian shall not be under any obligation to make any such deposit and shall so notify the Fund.

         3. The Subcustodian shall make deliveries or payments from a Margin Account to the broker, dealer, or futures commission merchant in whose name, or for whose benefit, the account was established only upon the receipt of either
(a) a Certificate specifying the broker, dealer, or futures commission merchant to whom such payment or delivery is to be made, the amount of money and/or the amount and kind of securities to be paid or delivered, and the date on which such payment or delivery is to be made, or (b) a certification signed by an officer or director of such broker, dealer, or futures commission merchant stating that all conditions precedent to its right under its agreement with the Fund to direct disposition of the assets held therein have been satisfied and specifying the amount of money and/or the amount and kind of Securities to be paid or delivered to such broker, dealer, or futures commission merchant and the date of such payment. After receipt of such a Certificate or such a certification, as the case may be, the Subcustodian shall make the payments and/or deliveries to the broker, dealer, or futures commission merchant therein specified.

         4. Whenever a Futures Contract held by the Subcustodian hereunder is retained by the Fund until delivery or settlement is made on such Futures Contract, the Fund shall deliver to the Subcustodian and to the Custodian a Certificate specifying: (a) the Futures Contract and the Series to which the same relates; (b) with respect to a Stock Index Futures Contract, the total cash settlement amount to be paid or received, and with respect to a Financial Futures Contract, the Securities and/or amount of cash to be delivered or received; (c) the broker, dealer, or futures commission merchant to or from whom payment or delivery is to be made or received; and (d) the amount of cash and/or Securities to be withdrawn from the related Margin Account and/or the Senior Security Account. Upon the receipt of a broker's, dealer's, or futures commission merchant's statement or confirmation reasonably believed by the Subcustodian to be in the form customarily used by brokers, dealers, or futures commission merchants confirming that the Futures Contract is being settled and that the Funds position in such Futures Contract is thereby terminated, the Subcustodian shall make the payment or delivery specified in the Certificate, and delete such Futures Contract from the statements delivered to the Fund and to the Custodian pursuant to paragraph 3 of Article III herein.

         5. Whenever the Fund shall enter into a Futures Contract to offset a Futures Contract held by the Subcustodian hereunder, the Fund shall deliver to the Subcustodian and to the Custodian a Certificate specifying:
(a) the items of information required in a Certificate described in paragraph 1 of this Article, and (b) the Futures Contract being offset. The Subcustodian shall, upon receipt of a broker's, dealer's, or futures commission merchant's statement or confirmation reasonably believed by the Subcustodian to be in the form customarily used by brokers, dealers, or futures commission merchants confirming the offsetting transaction, make payment of the fee or commission, if any, specified in the Certificate and delete the Futures Contract being offset from the statements delivered to the Fund and to the Custodian pursuant to paragraph 3 of Article III herein.

         6. The Subcustodian shall accept cash and/or Securities tendered or delivered by a broker, dealer, or futures commission merchant in connection with any Futures Contract held by the Subcustodian hereunder when instructed to accept such cash and/or Securities in a Certificate. Such Certificate shall specify the Series to which such cash and/or Securities relate arid instruct the Subcustodian where to deposit such cash and/or Securities.

         7. Promptly after the close of business on each business day the Subcustodian shall furnish the Fund and the Custodian with a statement with respect to each Margin Account in which money or Securities are held specifying:
(a) the name of the Margin Account; (b) the amount and kind of Securities held therein; and (c) the amount of money held therein. The Subcustodian shall make available upon request to any broker, dealer, or futures commission merchant specified in the name of a Margin Account a copy of the statement furnished the Fund with respect to such Margin Account.


                                   ARTICLE VII

                          REVERSE REPURCHASE AGREEMENTS

         1. Promptly after the Fund enters a Reverse Repurchase Agreement with respect to Securities and money held by the Subcustodian hereunder, the Fund shall deliver to the Subcustodian and to the Custodian a Certificate or in the event such Reverse Repurchase Agreement is a Money Market Security, a Certificate or Oral Instructions specifying: (a) the Series for which the Reverse Repurchase Agreement is entered; (b) the total amount payable to the Fund in connection with such Reverse Repurchase Agreement and specifically allocated to such Series; (c) the broker or dealer through or with whom the Reverse Repurchase Agreement is entered; (d) the amount and kind of securities specifically allocated to such Series to be delivered by the Fund to such broker or dealer; (e) the date of such Reverse Repurchase Agreement; and (f) the amount of cash and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited In a Senior Security Account for such Series in connection with such Reverse Repurchase Agreement.

The Subcustodian shall, upon receipt of the total amount payable to the Fund specified in the Certificate or Oral Instructions, make the delivery to the broker or dealer, and the deposits, if any, to the Senior Security Account, specified in the Certificate.

         2. The Subcustodian shall from time to time make such deposits to or withdrawals from the Senior Securities Account with respect to a Reverse Repurchase Agreement described in preceding paragraph 1 of this Article VII as may be specified in a Certificate received by the Subcustodian. Such Certificate shall specify the Series for which the deposit or withdrawal is to be made and the amount of cash and/or Securities specifically allocated to such Series to be deposited in, or withdrawn from, the Senior Security Account for such Series.

         3. Upon the termination of a Reverse Repurchase Agreement described in preceding paragraph 1 of this Article, the Fund shall promptly deliver a Certificate or in the event such Reverse Repurchase Agreement is a Money Market Security, a Certificate or Oral Instruction to the Subcustodian and to the Custodian specifying: (a) the Reverse Repurchase Agreement being terminated and the Series for which the same was entered; (b) the total amount payable by the Fund in connection with such termination; (c) the amount and kind of Securities to be received by the Fund and specifically allocated to such Series in connection with such termination; (d) the date of termination; (e) the name of the broker or dealer with or through whom the Reverse Repurchase Agreement is to be terminated; and (f) the amount of cash and/or the amount and kind of Securities to be withdrawn from the Senior Securities Account for such Series. The Subcustodian shall, upon receipt of the amount and kind of Securities to be received by the Fund specified in the Certificate, or Oral Instructions, make the payment to the broker or dealer, and the withdrawals, if any, from the Senior Security Account, specified in the Certificate.


                                  ARTICLE VIII

                      PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

         1. In the event the Subcustodian is to pay the amount of any dividend or distribution to the Dividend Agent or any subdividend agent or co-dividend agent, the Fund shall furnish to the Subcustodian a copy of the resolution of the Board of Directors, certified by the Secretary or any Assistant Secretary, either (i) setting forth with respect to the Series specified therein the date of the declaration of a dividend or distribution, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per Share of such Series to the shareholders of record as of that date and the total amount payable to the Dividend Agent and any sub-dividend agent or co-dividend agent of the Fund on the payment date, or
(ii) authorizing with respect to the Series specified therein the declaration of dividends and distributions on a daily basis and authorizing the Subcustodian to rely on Oral Instructions, Written Instructions or a Certificate setting forth the date of the declaration of such dividend or distribution, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per Share of such Series to the shareholders of record as of that date and the total amount payable to the Dividend Agent on the payment date.

         2. Upon the payment date specified in such resolution, Oral Instructions, Written Instructions or Certificate, as the case may be, the Subcustodian shall pay out of the moneys held for the account of each Series the total amount payable to the Dividend Agent, and any sub-dividend agent or co-dividend agent of the Fund with respect to such Series.


                                   ARTICLE IX

                          SALE AND REDEMPTION OF SHARES

         1. Whenever the Fund determines that the proceeds of any sale of Shares are to be held by the Subcustodian, it shall deliver to the Subcustodian a Certificate duly specifying:

                  (a) The Series, number of Shares sold, trade date, and price; and

                  (b) The amount of money to be received by the Subcustodian for the sale of such Shares and specifically allocated to the separate account in the name of the Fund for such Series.

         2. Upon receipt of such money from the Transfer Agent, the Subcustodian shall credit such money to the separate account in the name of the Fund for the Series for which such money was received.

         3. Upon issuance of any Shares of any Series described in the foregoing provisions of this Article, the Subcustodian shall pay, out of the money held for the account of the Fund, all original issue or other taxes required to be paid by the Fund in connection with such issuance upon the receipt of a Certificate specifying the amount to be paid.

         4. Except as provided hereinafter, whenever the Fund desires the Subcustodian to make payment out of the money held by the Subcustodian hereunder in connection with a redemption of any shares of any Series, it shall furnish to the Subcustodian a Certificate specifying:

                  (a)      The number and  Series  of  Shares  redeemed;  and

                  (b)      The amount to be paid for such Shares.

         5. Upon receipt from the Transfer Agent of an advice setting forth the Series and number of Shares received by the Transfer Agent for redemption and that such shares are in good form for redemption, the Subcustodian shall make payment to the Transfer Agent out of the moneys held in the separate account in the name of the Series the total amount specified in the Certificate issued pursuant to the foregoing paragraph 4 of this Article.

         6. Notwithstanding the above provisions regarding the redemption of any Shares, whenever any Shares are redeemed pursuant to any check redemption privilege which may from time to time be offered by the Fund, the Subcustodian, unless otherwise instructed by a Certificate, shall, upon receipt of an advice from the Fund or its agent setting forth that the redemption is in good form for redemption in accordance with the check redemption procedure, honor the check presented as part of such check redemption privilege out of the money held in the separate account in the name of the Series of the Shares being redeemed.


                                    ARTICLE X

                           OVERDRAFTS OR INDEBTEDNESS

         1. If the Subcustodian should In its sole discretion advance funds on behalf of any Series which results in an overdraft because the moneys held by the Subcustodian in the separate account for such Series shall be insufficient to pay the total amount payable upon a purchase of Securities to be specifically allocated to such Series, as set forth in a Certificate or Oral Instructions issued pursuant to Articles V, VI, or VII or which results in an overdraft in the separate account of such Series for some other reason, or if the Fund is for any other reason indebted to the Subcustodian with respect to a Series (except a borrowing for investment or for temporary or emergency purposes using Securities as collateral pursuant to a separate agreement and subject to the provisions of paragraph 2 of this Article X), such overdraft or indebtedness shall be deemed to be an interest free loan made by the Subcustodian to the Fund for such Series payable on demand. Any such overdraft or indebtedness shall be reduced by an amount equal to the total or of all amounts due the Fund with respect to such Series which have not been collected by the Subcustodian on behalf of the Fund when due because of the failure of the Subcustodian to make timely demand or presentment for payment. In addition, the Fund hereby agrees that the Subcustodian shall have a continuing lien and security interest in and to any property specifically allocated to such Series at any time held by it for the benefit of such Series or in which the Fund may have an interest which is then in the Subcustodian's possession or control or in possession or control of any third party acting in the Subcustodian's behalf. The Fund authorizes the Subcustodian, in its sole discretion, at any time to charge any such overdraft or indebtedness together with interest due thereon against any balance of account standing to such Series' credit on the Subcustodian's books.

         2. The Fund will cause to be delivered to the Subcustodian by any bank (including, if the borrowing is pursuant to a separate agreement, the Subcustodian) from which it borrows money for investment or for temporary or emergency purposes using Securities held by the Subcustodian hereunder as collateral for such borrowings, a notice or undertaking in the form currently employed by any such bank setting forth the amount which such bank will loan to the Fund against delivery of a stated amount of collateral. The Fund shall promptly deliver to the Subcustodian a Certificate specifying with respect to each such borrowing: (a) the Series to which such Borrowing relates (b) the name of the bank, (c) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note, duly endorsed by the Fund, or other loan agreement, (d) the time and date, if known, on which the loan is to be entered into, (e) the date on which the loan becomes due and payable, (f) the total amount payable to the Fund on the borrowing date, (g) the market value of Securities specifically allocated to such to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities, and (h) a statement specifying whether such loan is for investment purposes or for temporary or emergency purposes and that such loan is in conformance with the Investment Company Act of 1940 and the Fund's prospectus. The Subcustodian shall deliver on the borrowing date specified in a Certificate the specified collateral and the executed promissory note, if any, against delivery by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Certificate. The Subcustodian may, at the option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. The Subcustodian shall deliver such Securities as additional collateral as may be specified in a Certificate to collateralize further any transaction described in this paragraph. The Fund shall cause all Securities released from collateral status to be returned directly to the Subcustodian, and the Subcustodian shall receive from time to time such return of collateral as may be tendered to it. In the event that the Fund fails to specify in a Certificate the Series, the name of the issuer, the title and number of shares or the principal amount of any particular Securities to be delivered as collateral by the Subcustodian, the Subcustodian shall not be under any obligation to deliver any Securities.


                                   ARTICLE XI

                    LOAN OF PORTFOLIO SECURITIES OF THE FUND

         1. If the Fund is permitted by the terms of its Articles of Incorporation and as disclosed in its most recent and currently effective prospectus to lend its portfolio Securities specifically allocated to a Series, within 24 hours after each loan of portfolio Securities held by the Subcustodian hereunder the Fund shall deliver or cause to be delivered to the Subcustodian a Certificate specifying with respect to each such loan: (a) the name of the issuer and the title of the Securities, (b) the number of shares or the principal amount loaned, (c) the date of loan and delivery, (d) the total amount to be delivered to the Subcustodian against the loan of the Securities, including the amount of cash collateral and the premium, if any, separately identified, (e) the name of the broker, dealer, or financial institution to which the loan was made, and (f) the Series to which the loaned Securities are specifically allocated. The Subcustodian shall deliver the Securities thus designated to the broker, dealer or financial institution to which the loan was made upon receipt of the total amount designated as to be delivered against the loan of Securities. The Subcustodian may accept payment in connection with a delivery otherwise than through the Book-Entry System or Depository only in the form of a certified or bank cashier's check payable to the order of the Fund or the Subcustodian drawn on New York Clearing House funds and may deliver Securities in accordance with the customs prevailing among dealers in securities.

         2. Promptly after each termination of the loan of Securities by the Fund, the Fund shall deliver or cause to be delivered to the Subcustodian a Certificate specifying with respect to each such loan termination and return of securities: (a) the name of the issuer and the title of the Securities to be returned, (b) the number of shares or the principal amount to be returned, (c) the date of termination, (d) the total amount to be delivered by the Subcustodian (including the cash collateral for such Securities minus any offsetting credits as described in said Certificate), (e) the name of the broker, dealer, or financial institution from which the Securities will be returned, and (f) the name of the Series to which the loaned Securities are specifically allocated. The Subcustodian shall receive all

Securities returned from the broker, dealer, or financial institution to which such Securities were loaned and upon receipt thereof shall pay, out of the moneys held for the account of the Fund, the total amount payable upon such return of Securities as set forth in the Certificate.


                                   ARTICLE XII

                  CONCERNING THE CUSTODIAN AND THE SUBCUSTODIAN

         1. Except as hereinafter provided, neither the Subcustodian, the Custodian, nor their respective nominees shall be liable for any loss or damage, including counsel fees, resulting from its action or omission to act or otherwise, except for any loss or damage arising out of their own respective negligence or willful misconduct. The Subcustodian and the Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Fund, at the expense of the Fund, or of its own respective counsel, at its own expense, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice or opinion. The Subcustodian shall be liable to the Fund for any loss or damage resulting from the use of the Book-Entry System or any Depository arising by reason of any negligence, misfeasance or willful misconduct on the part of the Subcustodian or any of its employees or agents.

         The Fund agrees (a) that the Custodian shall not be liable to the Fund for any loss or damage to the Fund, including counsel fees, resulting from the Subcustodian's action or omission to act or otherwise, whether or not a custodian, and (b) that the Custodian shall have no duty or obligation to supervise the Subcustodian.

         2. Without limiting the generality of the foregoing, the Subcustodian shall be under no obligation to inquire into, and shall not be liable for:

                  (a) The validity of the issue of any Securities purchased, or any Covered Call Option written, by or for the Fund, the legality of the purchase thereof, or the propriety of the amount paid therefor;

                  (b) The legality of the issue or sale of any Shares, or the sufficiency of the amount to be received therefor;

                  (c) The legality of the redemption of any Shares, or the propriety of the amount to be paid therefor;

                  (d) The legality of the declaration or payment of any dividend by the Fund;

                  (e) The legality of any borrowing by the Fund using Securities as collateral;

                  (f) The legality of any loan of portfolio Securities pursuant to Article XI of this Agreement, nor shall the Subcustodian be under any duty or obligation to see to it that any cash collateral delivered to it by a broker, dealer, or financial institution or held by it at any time as a result of such loan of portfolio Securities of the Fund is adequate collateral for the Fund against any loss it might sustain as a result of such loan. The Subcustodian specifically, but not by way of limitation, shall not be under any duty or obligation periodically to check or notify the Fund that the amount of such cash collateral held by it for the Fund is sufficient collateral for the Fund, but such duty or obligation shall be the sole responsibility of the Fund. In addition, the Subcustodian shall be under no duty or obligation to see that any broker, dealer or financial institution to which portfolio Securities of the Fund are lent pursuant to Article XI of this Agreement makes payment to it of any dividends or interest which are payable to or for the account of the Fund during the period of such loan or at the termination of such loan, provided, however, that the Subcustodian shall promptly notify the Fund in the event that such dividends or interest are not paid and received when due; or

                  (g) The sufficiency or value of any amounts of money and/or Securities held in any Margin Account or Senior Security Account in connection with transactions by the Fund.

         3. The Subcustodian shall not be liable for, or considered to be the Subcustodian of, any money, whether or not represented by any check, draft, or other instrument for the payment of money, received by it on behalf of the Fund until the Subcustodian actually receives and collects such money directly or by the final crediting of the account representing the Fund's interest at the Book-Entry System or the Depository.

         4. The Subcustodian shall not be under any duty or obligation to take action to effect collection of any amount due to the Fund from the Transfer Agent of the Fund nor to take any action to effect payment or distribution by the Transfer Agent of the Fund of any amount paid by the Subcustodian to the Transfer Agent of the Fund in accordance with this Agreement.

         5. The Subcustodian shall not be under any duty or obligation to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until (i) it shall be directed to take such action by a Certificate and (ii) it shall be assured to its satisfaction of reimbursement of its costs and expenses in connection with any such action.

         6. The Subcustodian may appoint one or more banking institutions as Depository or Depositories, as Sub-Subcustodian or Sub-custodians, or as Co-Custodian or Co-Custodians including, but not limited to, banking institutions located in foreign countries, of Securities and moneys at any time owned by the Fund, upon such terms and conditions as may be approved in a Certificate or contained in an agreement executed by the Subcustodian, the Fund and the appointed institution.

         7. The Subcustodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the account of the Fund and specifically allocated to a Series are such as properly may be held by the Fund and allocated to such Series under the provisions of its Articles of Incorporation and its then current prospectus.

         8. The Subcustodian shall be entitled to receive and the Fund agrees to pay to the Subcustodian such reimbursements of the Subcustodian's direct and indirect costs and expenses incurred in rendering services hereunder at such times, and in accordance with such terms and conditions, as the Fund and the Subcustodian may agree upon from time to time. The Agreement between the Subcustodian and the Fund may provide that the Subcustodian may charge the amount of such reimbursements with respect to a Series against any moneys specifically allocated to such Series, and may further provide for the method of such allocation.

         9. The Subcustodian shall be entitled to rely upon any Certificate, notice or other instrument in writing received by the Subcustodian and reasonably believed by the Subcustodian to be a Certificate. The Subcustodian shall be entitled to rely upon any Oral Instructions and any Written Instructions actually received by the Subcustodian pursuant to Articles IV, VII or VIII hereof. The Fund agrees to forward to the Subcustodian a Certificate or facsimile thereof confirming such Oral Instructions or Written Instructions in such manner so that such Certificate or facsimile thereof is received by the Subcustodian, whether by hand delivery, telecopier or other similar device, or otherwise, by the close of business of the same day that such Oral Instructions or Written Instructions are given to the Subcustodian. The Fund agrees that the fact that such confirming instructions are not received by the Subcustodian shall in no way affect the validity of the transactions or enforceability of the transactions hereby authorized by the Fund. The Fund agrees that the Subcustodian shall incur no liability to the Fund in acting upon Oral Instructions or Written Instructions given to the Subcustodian hereunder concerning such transactions provided such instructions reasonably appear to have been received from an Authorized Person.

         10. The Subcustodian shall be entitled to rely upon any instrument or notice in writing received by the Subcustodian and reasonably believed by the Subcustodian to be a certification described in paragraph 3 of Article VI herein. Without limiting the generality of the foregoing, the Subcustodian shall be under no duty to acquire into, and shall not be liable for, the accuracy of any statements or representations contained in any such instrument or other notice including, without limitation, any specification of any amount to be paid to a broker, dealer, or futures commission merchant.

         11. The Subcustodian shall treat confidentially and as proprietary information of the Fund records and other information relative to the Fund and prior, present or potential shareholders, and, except after prior notification to, and approval in writing by, the Fund, which approval shall not be unreasonably withheld, will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder. Notwithstanding the foregoing, the Subcustodian shall have the right to disclose such records and other information to any Federal or State authority with whom the Fund or its shares of capital stock are registered, and the Subcustodian shall further have the right to exhibit any such records and information to any person whenever it receives an opinion from its counsel that there is a reasonable likelihood that the Subcustodian will be held liable for the failure to exhibit such records or information to such person, provided, however, that in connection with any such disclosure the Subcustodian shall promptly notify the Fund that such disclosure has been made or is to be made.

         12. The books and records pertaining to the Fund which are in the possession of the Subcustodian shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the Investment Company Act of 1940, as amended, and other applicable securities laws and rules and regulations. The Fund, or the Fund's authorized representatives, shall have access to such books and records during the Subcustodian's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by the Subcustodian to the Fund or the Fund's authorized representative, and the Fund shall reimburse the Subcustodian its expenses of providing such copies.

         13. The Subcustodian shall provide the Fund with any report obtained by the Subcustodian on the system of internal accounting control of the Book-Entry System, the Depository, or O.C.C., and with such reports on its own systems of internal accounting control as the Fund may reasonably request from time to time.

         14. The Fund agrees to fully indemnify and save harmless (a) the Subcustodian from any and all liability, loss or damage whatsoever which may arise in connection with this Agreement, except for any liability, loss, or damage arising out of its own bad faith, negligence, or willful misconduct, and (b) the Custodian from any and all liability, loss or damage whatsoever which may arise in connection with this Agreement, except for any liability, loss or damage arising out of its own bad faith, negligence or willful misconduct.

         15. The Subcustodian agrees that, except to the extent indicated in paragraph 8 of this Article, (a) it shall look solely to the Fund for payment of all amounts to which the Subcustodian may from time to time be entitled hereunder, including, without limitation, amounts to which it is entitled pursuant to preceding paragraph 14 of this Article and (b) that the Custodian shall not be liable to the Subcustodian for any liability, loss or damage whatsoever resulting from or related to, this Agreement or the Subcustodian's action or omission to act hereunder or otherwise.

         16. Subject to the foregoing provisions of this Agreement, the Subcustodian may deliver and receive Securities, and receipts with respect to such Securities, and arrange for payments to be made and received by the Subcustodian in accordance with the customs prevailing from time to time among brokers or dealers in such Securities.

         17. Neither the Subcustodian nor the Custodian shall have any duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against the Subcustodian or the Custodian.


                                  ARTICLE XIII

                                   TERMINATION

         Any one of the parties hereto may terminate this Agreement by giving to the other two parties a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice. In the event such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the Board of Directors of the Fund, certified by the Secretary or any Assistant Secretary, electing to terminate this Agreement. Upon the date set forth in any notice of termination, the Subcustodian shall deliver to the Custodian all Securities and money held hereunder by the Subcustodian.

                                   ARTICLE XIV

                                  MISCELLANEOUS

         1. Annexed hereto as Appendix A is a Certificate signed by two of the present Officers of the Fund under its corporate seal, setting forth the names and the signatures of the present Authorized Persons. The Fund agrees to furnish to the Subcustodian a new Certificate in similar form in the event that any such present Authorized Person ceases to be an Authorized Person or in the event that other or additional Authorized Persons are elected or appointed. Until such new Certificate shall be received, the Subcustodian shall be fully protected in acting under the provisions of this Agreement upon Oral Instructions or signatures of the present Authorized Persons as set forth in the last delivered Certificate.

         2. Annexed hereto as Appendix B is a Certificate signed by two of the present Officers of the Fund under its corporate seal, setting forth the names and the signatures of the present Officers of the Fund. The Fund agrees to furnish to the Subcustodian a new Certificate in similar form in the event any such present Officer ceases to be an Officer of the Fund, or in the event that other or additional Officers are elected or appointed. Until such new Certificate shall be received, the Subcustodian shall be fully protected in acting under the provisions of this Agreement upon the signatures of the Officers as set forth in the last delivered Certificate.

         3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to any party, shall be sufficiently given if addressed to such party and mailed or delivered to it at its offices at the address for such party first above written or at such other place as such party may from time to time designate in writing.

         4. This Agreement may not be amended or modified in any manner except by a written agreement executed by all the parties with the same formality as this Agreement and approved by a resolution of the Board of Directors of the Fund.

         5. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by any party without the written consent of the other parties hereto and authorized or approved by a resolution of the Board of Directors of the Fund.

         6. This Agreement shall be construed in accordance with the laws of the State of New York.

         7. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective corporate Officers, thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.


Attest:                                       SECURITY PACIFIC NATIONAL BANK


/S/ Ronald Fauntleroy                         By: /S/ Scott S. Johnson
---------------------                            ---------------------
Ronald Fauntleroy                                Scott S. Johnston
Senior Vice President                            Senior Vice President

Attest:

/S/ Ronald Fauntleroy                         By: /S/ Arthur E. Nicholas
---------------------                            ------------------------
Ronald Fauntleroy                                Arthur E. Nicholas
Senior Vice President                            First Vice President


                                              THE BANK OF NEW YORK


                                              By: /S/ Stephen E. Grunston
                                                 ------------------------
                                                 Stephen E. Grunston
                                                 Vice President

Attest:

/S/ Lawrence Musso
------------------
Lawrence Musso
Assistant Vice President
                                              PACIFIC HORIZON FUNDS, INC.


                                              By: /S/ Thomas M. Collins
                                                 ----------------------
                                                 Thomas M. Collins
                                                 President

Attest:

/S/ W. Bruce McConnel, III
--------------------------
W. Bruce McConnel III
Secretary

                                   APPENDIX A


                  I, Thomas M. Collins, President and I, W. Bruce McConnel, III, Secretary of PACIFIC HORIZON FUNDS, INC., a Maryland Corporation (the "Fund"), do hereby certify that:

                  Any two of the following individuals have been duly authorized by the Board of Directors of the Fund in conformity with the Fund's Articles of Incorporation and By-Laws to direct The Bank of New York to issue bank checks on behalf of the Fund, and the signatures set forth opposite their respective names are their true and correct signatures.

         NAME                                             SIGNATURE
         ----                                             ---------

Thomas M. Collins                                    /S/ Thomas M. Collins
                                                     --------------------------
John J. Pyburn                                       /S/ John J. Pyburn
                                                     --------------------------
W. Bruce McConnel, III                               /S/ W. Bruce McConnel, III
                                                     --------------------------
Steven F. Newman                                     /S/ Steven F. Newman
                                                     --------------------------
Ishmael Lopez                                        /S/ Ishmael Lopez
                                                     --------------------------
Paul Casti                                           /S/ Paul Casti
                                                     --------------------------
William Maeder                                       /S/ William Maeder
                                                     --------------------------
                  Any two of the following individuals have been duly authorized by the Board of Directors of the Fund in conformity with the Fund's Articles of Incorporation and By-Laws to give Oral Instructions and Written Instructions and Certificates on behalf of the Fund to direct The Bank of New York or Security Pacific National Bank to receive or deliver portfolio securities on behalf and for the benefit of the Fund, and the signatures set forth opposite their respective names are their true and correct signatures.

   NAME                                                   SIGNATURE
   ----                                                   ---------

Scott Johnston                                       /S/ Scott Johnston
                                                     --------------------------
William Hensel                                       /S/ William Hensel
                                                     --------------------------
James Caywood                                        /S/ James Caywood
                                                     --------------------------
Cele DelRosario                                      /S/ Cele Delrosario
                                                     --------------------------
Paul Casti                                           /S/ Paul Casti
                                                     --------------------------
William Maeder                                       /S/ William Maeder
                                                     --------------------------
Joseph Connolly                                      /S/ Joseph Connolly
                                                     --------------------------
Maryann Mozer                                        /S/ Maryann Mozer
                                                     --------------------------
Paul Molloy                                          /S/ Paul Molloy
                                                     --------------------------
                  The following individuals have been duly authorized by the Board of Directors of the Fund in conformity with the Fund's Articles of Incorporation and By-Laws to be authorized signatories in respect of the Fund's Blue Sky Account at The Bank of New York, provided that checks drawn on such account may not exceed $500, and the signatures set forth opposite their respective names are their true and correct signatures:

   NAME                                                     SIGNATURE
   ----                                                     ---------

Thomas M. Collins                                    /S/ Thomas M. Collins
                                                     --------------------------
W. Bruce McConnel, III                               /S/ W. Bruce McConnel, III
                                                     --------------------------
John J. Pyburn                                       /S/ John J. Pyburn
                                                     --------------------------
Christine Pavalos                                    /S/ Christine Pavalos
                                                     --------------------------
Mark Jacobs                                          /S/ Mark Jacobs
                                                     --------------------------
Daniel Maclean                                       /S/ Daniel Maclean



                                                     /S/ Thomas M. Collins
                                                     ---------------------
                                                     Thomas M. Collins
                                                     President

                                                     /S/ W. Bruce McConnel, III
                                                     --------------------------
                                                     W. Bruce McConnel, III
                                                     Secretary

                                   APPENDIX B

                  I, Thomas M. Collins, President and I, W. Bruce McConnel, III, Secretary of PACIFIC HORIZON FUNDS, INC., a Maryland corporation (the "Fund"), do hereby certify that:

                  The following individuals are Officers of the Fund as defined in Article I hereof, subject to the limitations as to their authority provided in Appendix A hereto, and the signatures set forth opposite their respective names are their true and correct signatures:

NAME                                   POSITION         SIGNATURE
----                                   --------         ---------

Thomas M. Collins                    President and /S/ Thomas M. Collins
                                     Treasurer     ----------------------------

John J. Pyburn                       Controller    /S/ John J. Pyburn
                                                   ----------------------------
W. Bruce McConnel, III               Secretary     /S/ W. Bruce McConnel, III
                                                   ----------------------------
Steven F. Newman                     Assistant     /S/ Steven F. Newman
                                     Secretary     ----------------------------

Scott Johnston                                     /S/ Scott Johnston
                                                   ----------------------------
William Hensel                                     /S/ William Hensel
                                                   ----------------------------
James Caywood                                      /S/ James Caywood
                                                   ----------------------------
Cele DelRosario                                    /S/ Cele Delrosario
                                                   ----------------------------
Paul Casti                                         /S/ Paul Casti
                                                   ----------------------------
William Maeder                                     /S/ William Maeder
                                                   ----------------------------
Joseph Connolly                                    /S/ Joseph Connolly
                                                   ----------------------------
Maryann Mozer                                      /S/ Maryann Mozer
                                                   ----------------------------
Paul Molloy                                        /S/ Paul Molloy
                                                   ----------------------------
Ishmael Lopez                                      /S/ Ishmael Lopez
                                                   ----------------------------

NAME                                     POSITION             SIGNATURE
----                                     --------             ---------


Christine Pavalos                                        /S/ Christine Pavalos
                                                         ---------------------
Mark Jacobs                                              /S/ Mark Jacobs
                                                         ---------------------
Daniel Maclean                                           /S/ Daniel Maclean
                                                         ---------------------


                                                     /S/ Thomas M. Collins
                                                     --------------------------
                                                     Thomas M. Collins
                                                     President


                                                     /S/ W. Bruce McConnel, III
                                                     --------------------------
                                                     W. Bruce McConnel, III
                                                     Secretary